SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2000

                                 ANADIGICS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                0-25662                 22-2582106
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                    File Number)           Identification No.)


35 Technology Drive
Warren, New Jersey                                               07059
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(Address of principal executive offices)                      (Zip Code)

                                 (908) 668-5000
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        Registrant's telephone number, including area code

                                      None
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

     On July 27, 2000, the Board of Directors of ANADIGICS, Inc. (the "Company") amended and restated the Company's By-Laws.

     A copy of the Amended and Restated By-Laws of the Company is filed herewith as Exhibit 3.5 and incorporated herein by reference.



Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

     3.5  Amended and Restated By Laws of the Company, dated as of July 27,
          2000.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ANADIGICS, INC.




Date:  August 15, 2000               By:  /s/ Bami Bastani
                                          ------------------------------------
                                           Name:   Bami Bastani
                                           Title:  President and CEO





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


                                  EXHIBIT INDEX



Number        Description

3.5           Amended and Restated By Laws of the Company dated as of July
              27, 2000.



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